c   o   l   o   r   f   u   l       p   l   a   c   e   s      t   o       l   i  v  e      a   n   d      p   l   a   y  ®

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Statements in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and growth at Resorts and Communities will not occur as anticipated; the Company will not be able to acquire land or identify new projects, as anticipated; sales and marketing strategies related to Resorts and Communities properties will not be as successful as anticipated; new Resort and Communities properties and sales offices will not open when expected, will cost more to develop or may not be as successful as anticipated; retail prices and homesite yields for Communities properties will be below the Company’s estimates; the SOP will have an adverse impact on the results of operations of the Resorts segment; that cost of sales will not be as expected; that deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 16, 2006 and its Form 10-Q filed on August 9, 2006.

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Safe Harbor

Bluegreen prepares its financial statements in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that the Pro Forma Income Statements included in this presentation are a key measure to evaluate its operations as management believes they provide a better comparison of the Company’s 2006 results of operations to 2005. However, these Pro Forma Income Statements should not be considered a measure of financial condition or performance in isolation or as an alternative to the Statements of Income, as reported in accordance with GAAP, and as presented, may not be comparable to similarly titled measures of other companies.

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Pro Forma Financial Information

Since 1994, Bluegreen has grown into the fifth largest(1)
publicly-held developer and operator of vacation ownership
resort properties

A leader in direct-to-consumer sales of residential home sites

Transition period until new Communities commence sales in Q4 2006

Rapidly growing target markets

Experienced management team

Successful marketing alliances with major national and
regional corporations

Strong balance sheet

       (1)   Based on vacation ownership revenue as reported in SEC filings

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Investment Considerations

Segment Sales

Resorts

Communities

2005

35%

63%

Six Months ‘06

37%

65%

Bluegreen Overview

Vacation Ownership Interests
sold through real- estate based
Bluegreen Vacation Club®

43 in-network resorts, near
popular “drive to” vacation
destinations and Aruba

Expansion into Las Vegas
(2008) and Williamsburg
(2007)

Expansion of distribution
through off-site sales offices

RESORTS

Bluegreen Resorts

Approximately 163,000 owners
at 6/30/06

Benefiting from sales to
existing owner base, mitigating
sales and marketing costs

Interest income generated
through Vacation Ownership
Interest financing

RESORTS

Bluegreen Resorts

Leading Positions in Vacation Ownership Industry

RESORTS

Source:  Vacation Ownership World, 2005 VOI Sales Leaders/March 2006

($ in millions)

Concept originated in the 1960s

Spacious, home-like accommodations with
extensive amenities

Flexibility

Increased credibility and awareness

Growing acceptance and customer satisfaction

  3.9 million households in the U.S. own timeshares (1)

  43% industry sales growth (2002-2004) (1)

(1) Source: ARDA International Foundation, “2005 U.S. State of the Vacation Ownership Industry” Study

RESORTS

Why Vacation Ownership?

Target market (40-59 years old) is fastest growing segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from 2000 –2010 (1)

2000-2010 Estimated 5% market penetration in the $50,000+
income bracket

(1) Source: U.S. Census. Population 15 years and over

RESORTS

Vacation Ownership Demographic Trends

Vacation Ownership Industry Revenue

($ in billions)

1990

1995

2000

2004

Sources:  Ragatz & Associates, American Resort Development Association (ARDA), Bear Stearns & Company, Inc.,
PricewaterhouseCoopers LLC

RESORTS

Opportunity

BXG 2004 Resort Revenue = 3%

of Total Industry Revenue

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week, which is held in a bankruptcy-remote trust on the members’ behalf.

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties.

Members’ beneficial usage rights consist of an annual or biennial allotment of vacation points that can be used for varying length of stays at any of 43 in-network resorts or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominiums International, LLC (RCI), the largest vacation ownership exchange company.

Bluegreen Vacation Club

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“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide” – Revised January 2006)

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Bluegreen Vacation Club

Example A

4 Nights in a two-bedroom vacation home at the Fountains Resort in Orlando,

Florida (Red Season – Monday through Thursday)

Plus 3 nights in a one-bedroom vacation villa in MountainLoft in Gatlinburg,

Tennessee (Red Season – Thursday through Saturday)

Example B

7 nights in a one-bedroom vacation villa at the Pono Kai Resort in Kapa’a, Kauai,

Hawaii (Red Season)

Example C

3 nights in a 2 bedroom vacation villa at the Suites at Hershey Resort in Hershey,

Pennsylvania (Red Season – Monday through Wednesday)

Plus 2 nights in a studio vacation villa at the Lodge Alley Inn in Charleston, South

Carolina (High Red Season – Friday through Saturday)

Plus 3 nights in a one-bedroom vacation villa at Mountain Run at Boyne in Boyne

Falls, Michigan (High Red Season – Tuesday through Thursday)

RESORTS

Drive-To Locations

2007

2008

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Multi-Faceted Sales Approach

3

4

3

4

5

4

5

7

Resort Sales Offices

Offsite Sales Offices

Growing Number of Resort Owners

12/31/2005

12/31/2004

12/31/2003

12/31/2002

16

6/30/2006

RESORTS

163,000

RESORTS

Growing Upgrade Sales to Existing Owner Base

Multi-pronged Approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Kiosks and off-premises contacts

Local promotions, online, telesales

Permission Marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

Six Flags, Paramount Parks, NASCAR® , Supercuts®, and Other
Marketing Alliances

RESORTS

Resorts Marketing

AICPA SOP 04-2 (“SOP”) (i.e., SFAS 152)

Primarily deferred Resort sales related to Sampler Program and sales incentives

Provision for loan losses – Netted against sales

As of June 30, 2006, $37.0 million and $20.8 million of Resorts sales and profits, respectively, were deferred under the SOP.

SFAS 140

We intend for future VOI sales through warehouse purchase facilities to be accounted for as on-balance sheet borrowings

Gains on sale, if any, will be recognized when they are included in properly structured term securitizations or when loans are sold through
Direct Placement Facilities

Revenues and earnings recognition will shift from historical quarterly patterns

Underlying financial strength not expected to be affected

Accounting Pronouncements

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($ in millions)

RESORTS

Bluegreen Resorts Sales

PRO FORMA, BEFORE

SOP 04-2 ADJUSTMENT OF
$26 MILLION

Bluegreen Resorts Cost of Sales

RESORTS

Q2 ’06 = 21% Before

SOP 04-2 Adjustment

RESORTS

Bluegreen Resorts Selling and Marketing Costs

(1)     Pro-forma excluding impact of SOP 04-2

(1)     Operating profit prior to the allocation of corporate overhead, interest income, other income, interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle.  Pro forma before SOP 04-2 also excludes provision for loan losses and gain on sale of receivables.

($ in millions)

23

RESORTS

Bluegreen Resorts Field Operating Profit (1)

PRO FORMA, BEFORE

SOP 04-2 ADJUSTMENT OF
$20 MILLION

Expand sales distribution infrastructure

New Resorts markets: Las Vegas, Williamsburg

New off site markets: Chicago, Atlanta

Expand capacity in existing markets: Smoky Mountains, Myrtle Beach

Broaden portfolio of properties to accommodate growing owner base

New family and destination-area Resorts

Expand popular existing Resorts properties

New experiential Resorts properties

Leverage brand by expanding marketing channels

Increase benefits of ownership

Points are fungible currency towards other leisure experiences

Continued technology innovation

Strengthen financing relationships

Resorts Growth Strategies

Direct-to-consumer sales of
residential homesites

Deed restricted communities

“Exurbia” in southeastern
and southwestern United
States

Reduced competition from
homebuilders

Target markets with
sophisticated technology

COMMUNITIES

Bluegreen Communities

Certain properties include golf
courses designed by PGA
champions

Primarily a cash business,
with minimal cap-ex

Pre-sales facilitated through
combination of bonding to
completion and corporate
guaranty

Replenishing inventory, with
new Communities’ sales
expected to commence in Q4
2006.

COMMUNITIES

Bluegreen Communities

COMMUNITIES

Concentrated Communities Footprint

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™

Chapel Ridge™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek , 2005)

COMMUNITIES

Bluegreen Golf Communities

($ in millions)

COMMUNITIES

Bluegreen Communities Sales

Bluegreen Communities Cost of Sales

COMMUNITIES

55%

RESORTS

Bluegreen Communities Selling and Marketing Expenses

(1)     Pro-forma excluding impact of SOP 04-2

Bluegreen Communities Field Operating Profit (1)

COMMUNITIES

$38

(1)     Operating profit prior to the allocation of corporate overhead, interest income, other income, provision for loan losses, interest expense and income taxes.

Historically, a routine process

Significant sales in 2004 and 2005 led to earlier than expected sell-out of some communities

Focus on existing and new markets

Inventory with estimated remaining life-of-project sales of $302.9 million at 12/31/05

Recently acquired Texas Communities (projected commencement of sales date) with aggregate estimated life-of-project sales of $318.2 million

Vintage Oaks at the Vineyards, a 3,300 acre Community outside of San Antonio
(Projected Q4 2006)

Bridges at Preston Crossings, a 1,579 acre Bluegreen Golf Community outside of Dallas (Projected Q4 2006)

953-acre parcel in Grimes County (Projected Q4 2006)

Saddle Creek Ranch, a 130-acre Community in Magnolia (Projected Q4 2006)

COMMUNITIES

Replenishing Communities Portfolio

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Q2 2006 Financial Results

($ in Millions.  Includes revenue from all sources.)

Total Revenue

PRO FORMA, BEFORE

SOP 04-2 ADJUSTMENT OF
$26 MILLION

FINANCIAL INFORMATION

($ in Millions)

Net Income

PRO FORMA, BEFORE

SOP 04-2 ADJUSTMENT OF
$6 MILLION

FINANCIAL INFORMATION

Earnings Per Share

PRO FORMA, BEFORE

SOP 04-2 ADJUSTMENT OF
$0.20 PER SHARE

FINANCIAL INFORMATION

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Appendix:

Financial Position and Liquidity

Condensed Consolidated Balance Sheets

FINANCIAL INFORMATION

Shareholders’ Equity

Debt -To-Equity Ratio

($ in millions)

40

FINANCIAL INFORMATION

Key Financial Metrics

EXCLUDING IMPACT OF
“ON BALANCE SHEET”
BB&T FACILITY, DEBT-TO-
EQUITY AT 6/30/06 WOULD
HAVE BEEN 0.93:1.

Financed approximately 95%
of Vacation Ownership Interest
purchases

Portfolio yields approximately
15% per year, generating
significant interest income

Owners are required to make
at least 10% down payment of
sales price in cash or equity
and finance balance over 10
years

In-house servicing of all
receivables

Significant cash generation
potential through the sale of
receivables portfolio

Average Yield

15%

Average Cost

6%

Spread

9%

Aggregate Principal of Notes Receivable Sold

(in millions)

41

FINANCIAL INFORMATION

Receivables Financing Program

               2003                      2004                        2005                  YTD 6/06

FINANCIAL INFORMATION

Receivables Sale Facilities

Branch Banking & Trust

5/08

$137.5 MM

$ 29.7MM

$107.8 MM

General Electric Capital Corp.

3/08

$125.0 MM

$ 35.1MM

$  89.9 MM

Amount

Facility

Outstanding

Amount

Expiration

Amount

June 30, 2006

Available

$75 Million GMAC Receivables Facility (February 2008)

$150 Million GMAC Resorts AD&C Facility (February 2008)

$75 Million GMAC Communities A&D Facility (September 2007)

$50 Million Resort Finance A&D Facility (January 2007)

$30 Million Wells Fargo Foothill Revolving Facility (December 2006)

$15 Million Wachovia Bank, N.A. Unsecured Revolver (June 2007)

FINANCIAL INFORMATION

Credit Facilities

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